EXHIBIT 10.32

UNITED STATES BANKRUPTCY COURT
FOR THE WESTERN DISTRICT OF MICHIGAN

)
In re:	)	Chapter 11
)
AURORA OIL & GAS CORPORATION,	)	Bankruptcy Case No.: 09-08254 (SWD)
)
AND	)
)
HUDSON PIPELINE & PROCESSING	)
CO., LLC,	)
Debtors.	)	Jointly Administered
)

NOTICE OF DISCLOSURE STATEMENT HEARING

NOTICE IS HEREBY GIVEN THAT:

A.           The above-captioned debtors and debtors-in-possession (collectively, the “Debtors”) have filed with the United States Bankruptcy Court for the Western District of Michigan (the “Bankruptcy Court”) a joint plan of reorganization (the “Plan”), a disclosure statement related to the Plan (the “Disclosure Statement”), and a Motion for Order (I) Approving Disclosure Statement, (II) Scheduling Hearing to Consider Plan Confirmation, (III) Establishing Deadline for Objecting to Plan, (IV) Approving Form of Ballots and Other Solicitation Forms, (V) Approving Voting Deadline, Voting Procedures, Tabulation Procedures, and Solicitation Procedures, and (VI) Approving Form and Manner of Notices (the “Motion”), each of which is dated October 6, 2009.  Copies of the Plan, the Disclosure Statement, and the Motion are on file with the Clerk of the United States Bankruptcy Court for the Western District of Michigan and may be reviewed during the Court’s regular business hours or online at http://www.miwb.uscourts.gov (registered users) and at http://pacer.psc.uscourts.gov (unregistered users). Copies of the Plan, the Disclosure Statement, and the Motion may also be obtained free of charge by contacting the Debtors’ claims, notice, and balloting agent, Donlin, Recano & Company, Inc., at (212) 771-1128 or by visiting www.donlinrecano.com/aurora.

B.           A hearing (the “Disclosure Statement Hearing”) to consider (i) approval of the Disclosure Statement, (ii) scheduling the Confirmation Hearing (as defined in the Motion), (iii) establishing the deadline for objecting to the Plan, (iv) approving the form of Ballots (as defined in the Disclosure Statement) and the other solicitation forms described in the Motion, (v) approving the Voting Deadline, Voting Procedures, Tabulation Procedures, and Solicitation Procedures (each, as defined in the Motion or in the Disclosure Statement), (vi) approving the form and manner of notices, and (vii) any other matter that may properly come before the Bankruptcy Court, will be held before the Honorable Scott W. Dales, United States Bankruptcy Judge for the Western District of Michigan, on November 4, 2009, at 10:30 AM (Prevailing Eastern Time), or as soon thereafter as counsel may be heard, in Courtroom A, United States Bankruptcy Court, One Division Avenue N.W., Grand Rapids, Michigan 49503-3132.  The Disclosure Statement Hearing may be adjourned from time to time without further notice other than an announcement of the adjourned date or dates at the Disclosure Statement Hearing or at an adjourned hearing.

C.           Any objections to approval of the Disclosure Statement or the other relief requested in the Motion must be in writing, must state the name of the objector, its interest in the Chapter 11 cases, and, if applicable, the amount and nature of its claim or interest, as well as the grounds for the objection and the legal basis thereof, include suggested language to amend the Disclosure Statement or any other relevant document in a manner that would resolve the objection, and be served and filed with and received by the Bankruptcy Court, and served upon and received by the following parties, together with proof of service on or before October 30, 2009, at 4:00 PM (Prevailing Eastern Time): (a) counsel to the Debtors, (i) Cahill Gordon & Reindel LLP, Eighty Pine Street, New York, New York  10005 (Attn:  Joel H. Levitin, Esq., and Stephen J. Gordon, Esq.) and (ii) Warner Norcross & Judd LLP , 900 Fifth Third Center, 111 Lyon Street NW, Grand Rapids, Michigan  49503 (Attn:  Stephen B. Grow, Esq.); (b) the United States Trustee, 125 Ottawa St., Suite 200R, Grand Rapids, Michigan 49503 (Attn: Dean E. Rietbert); (c) counsel to the Creditors Committee, Brandt, Fisher, Alward & Roy, P.C., 1241 E. Eighth Street, Post Office Box 5817, Traverse City, Michigan 49696-5817 (Attn:  Thomas R. Alward, Esq. and Susan Jill Rice, Esq.); (d) co-counsel to the DIP Credit Facility Lenders and to the First Lien Loan Agent, (i) Munsch Hardt Kopf & Harr, P.C., 3800 Lincoln Plaza, 500 N. Akard Street, Dallas, Texas, 75201 (Attn:  Russell L. Munsch, Esq., Walter Buchanan, Esq., and Kevin M. Lippman, Esq.) and (ii) Lambert, Leser, Isackson, Cook & Giunta, P.C., 916 Washington Ave., Suite 309, Bay City, Michigan  48708 (Attn:  Rozanne M. Giunta, Esq.); and (e) counsel for the Second Lien Loan Administrative Agent, Bracewell & Giuliani LLP, 711 Louisiana Street, Suite 2300, Houston, Texas, 77002 (Attn:  Trey Wood, Esq.).

ONLY OBJECTIONS THAT ARE TIMELY FILED, SERVED, AND RECEIVED IN ACCORDANCE WITH THIS NOTICE, WILL BE CONSIDERED BY THE BANKRUPTCY COURT AT THE DISCLOSURE STATEMENT HEARING.

D.           If any party-in-interest has any questions regarding the Disclosure Statement, the Motion or this Notice, please contact Donlin, Recano & Company, Inc.  Please note, however, that such party is not permitted to provide legal advice.

Dated:	Grand Rapids, Michigan
October 7, 2009
WARNER NORCROSS & JUDD LLP
/s/ Stephen B. Grow
Stephen B. Grow
900 Fifth Third Center
111 Lyon Street NW
Grand Rapids, Michigan 49503
Telephone: (616) 752-2158
Facsimile: (616) 222-2158

CAHILL GORDON & REINDEL LLP

Joel H. Levitin
Stephen J. Gordon
Eighty Pine Street
New York, New York 10005
Telephone: (212) 701-3000
Facsimile: (212) 269-5420

Attorneys for the Debtors
and Debtors-in-Possession